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                                                                    Exhibit 10.3
                                                                    ------------



                                 AMENDMENT NO. 1

                                       to

                                CREDIT AGREEMENT


                                     between


                  AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.


                                       and


                      AMERICREDIT FINANCIAL SERVICES, INC.


                                       and

                        MERRILL LYNCH CAPITAL CANADA INC.


                          DATED AS OF NOVEMBER 12, 2001

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     THIS AMENDMENT NO. 1 to the CREDIT AGREEMENT (this "Amendment") is made as of the 12/th/ day of November, 2001,

B E T W E E N:

          AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., a corporation incorporated pursuant to the laws of the Province of Ontario

          (the "Borrower")

                                     - and -

          AMERICREDIT FINANCIAL SERVICES, INC., a corporation incorporated pursuant to the laws of the State of Delaware

          (the "Custodian")

                                     - and -

          MERRILL LYNCH CAPITAL CANADA INC., a corporation incorporated pursuant to the laws of the Province of Ontario

          (the "Lender")


RECITALS:

WHEREAS, the Borrower, the Custodian and the Lender entered into that Credit Agreement dated as of August 23, 2001 (the "Credit Agreement"); and

WHEREAS, the parties desire to amend the Credit as provided herein;

NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto), the parties hereto hereby agree as follows:

1.   Defined Terms.

     In this Amendment, unless something in the subject matter or the context is inconsistent therewith, capitalized terms used and not otherwise defined herein shall have the respective meanings attributed to such terms in Schedule A to the Credit Agreement.

2.   Amendments to Credit Agreement.

     (a) Section 8.1.1(c) of the Credit Agreement is hereby deleted in its entirety, and the following language is inserted in lieu thereof:







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          "(c)  ensure that the records relating to each Contract forming part of the Collateral contain the following documents (such documents, in respect of any Contract, are herein collectively referred to as the "Contract File" relating to such Contract):

          (i)   the original fully-executed copy of such Contract;

          (ii) an original copy of the related assignment agreement between the dealer of related Financed Vehicle and the Borrower, together with the corresponding title or indemnity guarantee by such dealer in favour of the Borrower;

          (iii) evidence of the applicable PPSA registration by the Borrower against the related Obligor;

          (iv) a copy of the purchase order or bill of sale pertaining to the related Financed Vehicle;

          (v) concerning a Contract purchased by Borrower from an Independent Dealer, the applicable Encumbrance search results and other documentation evidencing that the related Financed Vehicle is free of any Encumbrances in favour of any Person other than the Borrower,

          (vi)  only to the extent actually received by the Borrower:

                (A) any related ancillary product documentation, including, without limitation, any service contract warranty, auto club documentation, life insurance policy and guarantee auto protection (or GAP) insurance policy,

                (B)  a completed reference sheet in respect of the related
                     Obligor,

                (C)  a systems overview sheet,

                (D) a copy of the birth certificate of the related Obligor or other evidence as to the name of such Obligor which is valid for PPSA registration purposes,

                (E)  proof of the related Obligor' s income and residency,

                (F)  a photocopy of the Obligor' s driver's licence,

                (G) an original copy of the insurance policy, binder or card pertaining to the related Financed Vehicle,

                (H) concerning a Contract purchased by Borrower from a Franchised Dealer, the applicable Encumbrance search results and other documentation evidencing that the related Financed Vehicle is free

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                    of any Encumbrances in favour of any Person other than the
                    Borrower, and

               (I)  the original credit application of the related Obligor;"

     (b) Schedule A to the Credit Agreement is hereby amended by adding thereto the following defined terms:

          "Franchised Dealer" means (1) an automobile dealer operating in Canada pursuant to a franchise agreement with an automobile manufacturer, or
          (2) an Independent Dealer whose obligations to Borrower are guaranteed by a Franchised Dealer affiliated therewith.

          "Independent Dealer" means an automobile dealer operating in Canada not pursuant to a franchise agreement with an automobile manufacturer and whose obligations to Borrower are not guaranteed by a Franchised Dealer affiliated therewith.

3.   Representations and Warranties.

     To induce the Lender to enter into this Amendment, each of the Borrower and the Custodian hereby represents and warrants (each as to itself) as of the date hereof that:

     (a) It has the power, authority and legal right to make and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment, as applicable, without any notice, consent, approval or authorization not already obtained, and it has taken all necessary action to authorize the same.

     (b) The making and delivery of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, do not violate any provision of law or any regulation, or its charter or by-laws, or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Credit Agreement, as amended by this Amendment, as applicable, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

     (c) The representations and warranties made by it contained in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment and after giving effect hereto, except for those representations and warranties that address matters only as of a particular prior date.

     (d) No Event of Default or Pending Event of Default has occurred and is continuing under the Credit Agreement on and as of the date of this Amendment and after giving effect to hereto.

4.   Reference to and Effect on the Credit Agreement.







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     (a)  On and after the date of this Amendment, each reference in the Credit
Agreement, to "this Agreement," "hereunder," "hereof' or words of like import, and each reference in any other Credit Document to "the Credit Agreement," "thereunder," "thereof' or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

     (b) Except as specifically amended hereby, the Credit Agreement and the Credit Documents shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Credit Documents.

5.   Counterparts.

     This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

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6.   Governing Law.

     This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in Ontario.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment effective as of the date first written above.

                                     AMERICREDIT FINANCIAL SERVICES OF
                                     CANADA LTD.


                                     By: ______________________________________
                                          Name:  Connie Coffey
                                          Title: Vice President, Non-Public
                                                 Financings and Reporting

                                     AMERICREDIT FINANCIAL SERVICES, INC.


                                     By: ______________________________________
                                          Name:  Beth Sorensen
                                          Title: Senior Vice President, Finance


                                     MERRILL LYNCH CAPITAL CANADA INC.


                                     By: ______________________________________
                                          Name:
                                          Title:

                                     By: ______________________________________
                                          Name:
                                          Title:







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                              CONSENT OF GUARANTOR

     The Guarantor hereby consents to the making, execution and delivery of Amendment No. 1, dated as of November 12, 2001, to the Credit Agreement dated as of August 23, 2001 by and among AmeriCredit Financial Services of Canada Ltd., as Borrower, AmeriCredit Financial Services, Inc., as Custodian, and Merrill Lynch Capital Canada Inc., as Lender.


     Dated as of this 12/th/ day of November, 2001.


                                    AMERICREDIT CORP.


                                    By: ________________________________________
                                         Preston A. Miller
                                         Executive Vice President and Treasurer